Supplement to the
Fidelity® Select Portfolios®
Health Care Sector
April 28, 2012
Prospectus

The following information replaces similar information for Medical Delivery Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Steven Bullock (portfolio manager) has managed the fund since July 2012.

The following information replaces the biographical information for Andrew Hatem found in the "Fund Management" section on page 27.

Steven Bullock is portfolio manager of Medical Delivery Portfolio, which he has managed since July 2012. Since joining Fidelity Investments in 2006, Mr. Bullock has worked as a research analyst and portfolio manager.

SELHC-12-01  August 7, 2012
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